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                                                                    EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Registration Statement of Prosperity Bancshares, Inc. on Form S-3 of our report dated February 18, 1999, appearing in the Annual Report on Form 10-K of Prosperity Bancshares, Inc. for the year ended December 31, 1998 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


DELOITTE & TOUCHE LLP


/s/ DELOITTE & TOUCHE LLP

Houston, Texas
December 30, 1999